SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 28, 2005 (July 28, 2005)
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51435	20-2535684
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
1380 Rt. 286 East. Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sales of Equity Securities
Item 5.03 Amendments to Articles of Incorporation or Bylaws
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-3.1
EX-3.2
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-10.9
EX-10.10
EX-10.11
EX-10.12
EX-10.13
EX-10.14
EX-10.15
EX-99.1

Item 1.01 Entry into a Definitive Material Agreement
     As described in its press release dated July 29, 2005, and in its final prospectus dated July 28, 2005 and filed on July 29, 2005 with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Prospectus”), Superior Well Services, Inc. (the “Company”) entered into an underwriting agreement on July 28, 2005 (the “Underwriting Agreement”), with the underwriters named therein providing for the offer and sale in a firm commitment underwritten offering of 4,433,193 shares of the Company’s common stock sold by the Company and 1,186,807 shares of the Company’s common stock sold by selling stockholders, in each case at a price to the public of $13.00 per share ($12.09 per share, net of underwriting discounts). The Company has granted the underwriters a 30-day option to purchase up to an additional 840,000 shares of common stock to cover over-allotments, if any.
     The transactions contemplated by the Underwriting Agreement were consummated on August 3, 2005. The proceeds (net of underwriting discounts) received by the Company (before expenses) were approximately $53.6 million, substantially all of which will be used to repay outstanding indebtedness and to purchase additional oilfield service equipment.
     In the Underwriting Agreement, the Company has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the underwriters may be required to make because of any of those liabilities.
     The description of the Contribution Agreement and the Registration Rights Agreement described below under Item 2.01 is incorporated in this Item 1.01 by reference.
     A copy of the underwriting agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. A copy of the Contribution Agreement was filed as Exhibit 1.2 to the Company’s registration statement on Form S-1 (Registration No. 333-124674) filed with the Securities and Exchange Commission on May 6, 2005 and is incorporated herein by reference. A copy of the registration rights agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
     As described in the Prospectus, immediately before the closing of the offering on August 3, 2005, Superior Well Services, Ltd. and Bradford Resources, Ltd. became wholly owned subsidiaries of the Company pursuant to the contribution agreement by and among the Company, the general and limited partners of Superior Well Services, Ltd., and the general and limited partners of Bradford Resources, Ltd., dated May 3, 2005 (the “Contribution Agreement”). Upon the closing of the transactions contemplated by the Contribution Agreement, each of the general and limited partners in Superior Well Services, Ltd. and Bradford Resources, Ltd. received shares of the Company’s common stock in exchange for their respective general and limited partner interests. In connection with the closing of the Contribution Agreement and prior to the closing of the offering, Bradford Resources, Ltd. distributed $7.2 million to its partners and Superior Well Services, Ltd. distributed $1.9 million to its partners.

     Each of David E. Wallace, our Chief Executive Officer and Chairman of our board of directors, Jacob B. Linaberger, our President, Rhys R. Reese, our Executive Vice President, Chief Operating Officer and Secretary, David E. Snyder, a director, and Mark A. Snyder, a director, were limited partners in Superior Well Services, Ltd. Each of David E. Snyder and Mark A. Snyder are stockholders and executive officers of each former general partner of Superior Well Services, Ltd. and Bradford Resources, Ltd. In addition, each of David E. Snyder and Mark A. Snyder are stockholders and executive officers of Snyder Associated Companies, Inc. Three wholly owned subsidiaries of Snyder Associated Companies, Inc. owned all of the limited partner interests in Bradford Resources, Ltd. prior to the closing of the Contribution Agreement.
     A copy of the Contribution Agreement was filed as Exhibit 1.1 to the Company’s registration statement on Form S-1 (Registration No. 333-124674) filed with the Securities and Exchange Commission on May 6. 2005 and is incorporated herein by reference.
     As described in the Prospectus, in connection with the Contribution Agreement, the Company entered into a registration rights agreement, dated July 28, 2005 with the parties to Contribution Agreement (the “Registration Rights Agreement”) under which such parties have certain demand and piggyback registration rights for the 12,916,667 shares of the Company’s common stock that they own following the closing of the offering. Under the Registration Rights Agreement, these parties have the right to cause the Company to register the sale of these shares under the Securities Act. The Registration Rights Agreement also provides that the Company will pay the costs and expenses, other than underwriting discounts and commissions, related to the registration and sale of shares by these parties that are registered pursuant to the Registration Rights Agreement. The Registration Rights Agreement contains customary registration procedures and indemnification and contribution provisions for the benefit of these parties and the Company.
     A copy of the Registration Rights Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
     In connection with the closing of the Contribution Agreement described in Item 2.01 above, the Company issued an aggregate of approximately 14,103,474 shares of common stock on August 3, 2004 in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Section 4(2) thereunder. Such shares were issued in exchange for the general and limited partner interests in Superior Well Services, Ltd. and Bradford Resources, Ltd.
Item 5.03 Amendments to Articles of Incorporation or Bylaws
     As described in the Prospectus, the Company amended and restated its Certificate of Incorporation and Bylaws in connection with the offering. Effective as of July 8, 2005 the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware and adopted the Amended and Restated Bylaws, each in the form attached as

Exhibits 3.1 and 3.2, respectively, to the Company’s Registration Statement on Form S-1 (Registration No. 333-124674).
     A copy of the Amended and Restated Certificate of Incorporation as filed with the Secretary of State of Delaware and a copy Amended and Restated Bylaws as adopted are filed as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     On July 28, 2005, Superior Well Services, Inc. (the “Company”) announced that it had priced its initial public offering of 5,620,000 shares of common stock, par value $0.01 per share (“Common Stock”), including 4,433,193 shares of Common Stock to be sold by the Company, and an additional 1,186,807 shares to be sold by selling stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Other Exhibits
     (c) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 28, 2005, among Superior Well Services, Inc., the selling stockholders named on Schedule A thereto, and the underwriters named on Schedule I thereto.

3.1	Amended and Restated Certificate of Incorporation of Superior Well Services, Inc.

3.2	Amended and Restated Bylaws of Superior Well Services, Inc.

10.1	Registration Rights Agreement dated as of July 28, 2005 by and among the Company and the stockholders signatory thereto

10.2	Employment Agreement between David E. Wallace and Superior Well Services, Inc., dated August 3, 2005.
10.3	Employment Agreement between Jacob B. Linaberger and Superior Well Services, Inc., dated August 3, 2005.

Exhibit No.	Description

10.4	Employment Agreement between Thomas W. Stoelk and Superior Well Services, Inc., effective as of June 1, 2005.

10.5	Employment Agreement between Rhys R. Reese and Superior Well Services, Inc., dated August 3, 2005.

10.6	Employment Agreement between Fred E. Kistner and Superior Well Services, Inc., dated August 3, 2005.

10.7	Indemnification Agreement between David E. Wallace and Superior Well Services, Inc., dated August 3, 2005.

10.8	Indemnification Agreement between Jacob B. Linaberger and Superior Well Services, Inc., dated August 3, 2005.

10.9	Indemnification Agreement between Thomas W. Stoelk and Superior Well Services, Inc., dated August 3, 2005.

10.10	Indemnification Agreement between Rhys R. Reese and Superior Well Services, Inc., dated August 3, 2005.

10.11	Indemnification Agreement between Fred E. Kistner and Superior Well Services, Inc., dated August 3, 2005.

10.12	Indemnification Agreement between Mark A. Snyder and Superior Well Services, Inc., dated August 3, 2005.

10.13	Indemnification Agreement between David E. Snyder and Superior Well Services, Inc., dated August 3, 2005.

10.14	Indemnification Agreement between Charles C. Neal and Superior Well Services, Inc., dated August 3, 2005.

10.15	Indemnification Agreement between John A. Staley, IV and Superior Well Services, Inc., dated August 3, 2005.

99.1	Press release issued July 28, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC. (Registrant)
/s/ Thomas W. Stoelk
Thomas W. Stoelk
Vice President & Chief Financial Officer

Dated: August 3, 2005

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 28, 2005, among Superior Well Services, Inc., the selling stockholders named on Schedule A thereto, and the underwriters named on Schedule I thereto.

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

10.1	Registration Rights Agreement dated as of July 28, 2005 by and among the Company and the stockholders signatory thereto

10.2	Employment Agreement between David E. Wallace and Superior Well Services, Inc., dated August 3, 2005.

10.3	Employment Agreement between Jacob B. Linaberger and Superior Well Services, Inc., dated August 3, 2005.

10.4	Employment Agreement between Thomas W. Stoelk and Superior Well Services, Inc., effective as of June 1, 2005.

10.5	Employment Agreement between Rhys R. Reese and Superior Well Services, Inc., dated August 3, 2005.

10.6	Employment Agreement between Fred E. Kistner and Superior Well Services, Inc., dated August 3, 2005.

10.7	Indemnification Agreement between David E. Wallace and Superior Well Services, Inc., dated August 3, 2005.

10.8	Indemnification Agreement between Jacob B. Linaberger and Superior Well Services, Inc., dated August 3, 2005.

10.9	Indemnification Agreement between Thomas W. Stoelk and Superior Well Services, Inc., dated August 3, 2005.

10.10	Indemnification Agreement between Rhys R. Reese and Superior Well Services, Inc., dated August 3, 2005.

10.11	Indemnification Agreement between Fred E. Kistner and Superior Well Services, Inc., dated August 3, 2005.

Exhibit No.	Description

10.12	Indemnification Agreement between Mark A. Snyder and Superior Well Services, Inc., dated August 3, 2005.

10.13	Indemnification Agreement between David E. Snyder and Superior Well Services, Inc., dated August 3, 2005.

10.14	Indemnification Agreement between Charles C. Neal and Superior Well Services, Inc., dated August 3, 2005.

10.15	Indemnification Agreement between John A. Staley, IV and Superior Well Services, Inc., dated August 3, 2005.

99.1	Press release issued July 28, 2005.